SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 30, 2002

Rockwell Collins, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Collins Road NE, Cedar Rapids, Iowa	52498
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (319) 295-1000

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.                                   Other Events.

                                                                        Registrant’s press release dated October 30, 2002 regarding Rockwell Collins fourth quarter and fiscal year end results and the outlook for fiscal year 2003, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.                                   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                      Exhibits.

99.1               Press release of Registrant dated October 30, 2002.

Signature

                                                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

By	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President,
General Counsel and Secretary

Dated:             October 31, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Registrant dated October 30, 2002.